PARADIGM FUNDS

Paradigm Value Fund

Paradigm Select Fund

Paradigm Opportunity Fund

Paradigm Intrinsic Value Fund

Supplement Dated December 6, 2010

To the Statement of Additional Information

Dated

May 3, 2010

The following paragraph is added to the current Statement of Additional Information.

DISTRIBUTOR

Rafferty Capital Markets, LLC (“RCM”), located at 59 Hilton Avenue, Garden City, NY 11530, serves as the Funds’ agent to be the principal underwriter in connection with the offer and sale of the Funds’ shares.  RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators.  Compensation for the services performed by RCM is paid by the Advisor from its own resources, not the Funds.

This supplement, the Prospectus dated May 3, 2010, and the Statement of Additional Information dated May 3, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference.  Each document has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-239-0732.